UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 7, 2021

INFORMATION ANALYSIS INCORPORATED

(Exact name of registrant as specified in its charter)

VA	000-22405	54-1167364
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

11240 Waples Mill Rd, Ste 201

Fairfax, VA 22030

(Address of principal executive offices, including zip code)

703-383-3000

(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01          Completion of Acquisition or Disposition of Assets

On April 13, 2021, Information Analysis Incorporated (the “Company”) filed a Form 8-K in connection with the execution and closing upon a Stock Purchase Agreement to which the Company, Tellenger, Inc. (“Tellenger”) and David and Heather Tortorelli were parties. Under this Stock Purchase Agreement, the Company purchased all of the issued and outstanding shares of Tellenger.

This Form 8-K/A amends the Form 8-K the Company filed to include (i) audited financial statements as of, and for the year ended December 31, 2020, of Tellenger, (ii) unaudited financial statements as of, and for the three months ended, March 31, 2021, of Tellenger, and (iii) unaudited pro forma condensed combined financial information of the Company giving effect to the Tellenger acquisition, required by Items 9.01(a) and 9.01(b) of Form 8-K.

Item 9.01         Financial Statement and Exhibits

(a)	Financial Statements of Business Acquired

(1)	The unaudited statements of Tellenger and the notes thereto, for the three months ended March 31, 2021, are included in Exhibit 99.1 hereto and are incorporated herein by reference.

(2)	The audited statements of Tellenger and the notes thereto, for the year ended December 31, 2021, are included in Exhibit 99.1 hereto and are incorporated herein by reference.

(b)	Pro Forma Financial Information

The following unaudited pro forma condensed combined financial information of the Company, giving effect to the acquisition of Tellenger, is included in Exhibit 99.2 hereto and is incorporated herein by reference.

(1)	Unaudited Pro Forma Condensed Combined Balance Sheet as of March 31, 2021.

(2)	Unaudited Condensed Combined Statement of Operations for the three months ended March 31, 2021; and

(3)	Unaudited Condensed Combined Statement of Operations for the year ended December 31, 2020

(d)	See the Exhibit Index below, which is incorporated by reference herein.

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Tellenger, Inc. Unaudited Financial Statements for the three months ended March 31, 2021 and the Audited Financial Statements for the year ended December 31, 2020.

99.2	Unaudited Pro Forma Condensed Combined Financial Information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INFORMATION ANALYSIS INCORPORATED

Date: June 24, 2021	By:	/s/ Matthew T. Sands
Matthew T. Sands
Chief Financial Officer